UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2006

MedAire, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	C025328-02	86-0528631
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

80 E. Rio Salado Parkway, Suite 610, Tempe, Arizona		85281
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		480-333-3764

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On Form 8-K filed with the SEC on June 5, 2006, MedAire, Inc. (the “Company”) disclosed that it had executed a definitive Share Sale Agreement documenting the terms of the sale of all the Company’s shares in the subsidiaries that operate the Company’s Global Doctor China clinic operations. Additionally, the Company disclosed its intention to continue its efforts to dispose of the remaining Global Doctor clinic operations in Thailand and Indonesia as soon as practicable.

On Form 8-K filed with the SEC on June 14, 2006, the Company disclosed that a definitive Sale and Purchase of Shares Agreement was entered into for the sale of all of the shares of Global Doctor Limited, an indirect wholly owned subsidiary of the Company organized in Hong Kong that holds the Global Doctor clinic operations in Indonesia, including the shares of PT Global Doctor, a wholly owned subsidiary of Global Doctor Limited organized in Indonesia. The seller was Major Rich Limited, a wholly-owned subsidiary of the Company and parent company of Global Doctor Limited, and the purchaser was PT Medika Jasa Utama, a limited liability company organized in Indonesia represented by current management of such operations. On August 3, 2006, this purchase transaction was completed in accordance with the terms and conditions of a revised Sale and Purchase Agreement dated July 28, 2006.

The purchase price was $161,000, $50,000 of which was paid at completion, and the balance of which is payable in monthly installments over the 24-month period following completion, plus interest at the rate of 6% per annum. The monthly installments are secured by a personal guarantee from certain shareholders of the purchaser and a pledge by such shareholders of their shares in purchaser. In connection with the completion, intercompany indebtedness in the amount of $826,800 that PT Global Doctor owed to Global Doctor Services, a wholly-owned subsidiary of the Company not otherwise involved in this transaction, was assigned from Global Doctor Services to Global Doctor Limited. This assignment of indebtedness will not have an adverse affect on the Company’s Statement of Operations. A copy of the revised Sale and Purchase Agreement is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 Sale and Purchase Agreement dated July 28, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedAire, Inc.

August 4, 2006	By:	James Allen Williams

Name: James Allen Williams

Title: Chief Executive Officer

EXHIBIT 99.1

[Attach Purchase Agreement]

SALE AND PURCHASE AGREEMENT

This Sale and Purchase Agreement (hereinafter referred as “Agreement”) made and entered into the 28th day of July 2006, by and between:

1.	MAJOR RICH LIMITED, a corporation established under the laws of Hong Kong, with its principal address at 3/F., No.9 Chiu Lung Street, Central, Hong Kong, and in this matter represented by Mr James E. Lara, in his capacity as its Director (hereinafter referred as the “Vendor").

2.	PT MEDIKA JASA UTAMA, a limited liability company established under the laws of the Republic of Indonesia, domiciled in Jakarta — Indonesia, having its principal office at Jalan Anggrek Cendrawasih VIIIA/5 – Kelurahan Kemanggisan, Jakarta 11480 — Indonesia and in this matter represented by Mr Rama T. Muskita, in his capacity as its President (hereinafter referred as the “Purchaser").

(Hereinafter referred to individually as the “Vendor or Purchaser” and collectively as the “Parties")

1 RECITALS:

A.	WHEREAS, the Vendor is the legal and beneficial owner of the Sale Shares;

B.	WHEREAS, the Vendor and the Purchaser had entered into the Sale and Purchase of Shares Agreement dated 9 June 2006 (“SPA”) with respect to the Sale Shares of Global Doctor Limited. Due to the inability of the Purchaser to comply with its payment obligations under the said SPA, the parties now intend to enter into this new Agreement with the consideration and upon the terms and conditions set out in this Agreement;

NOW THEREFORE, the Parties have agreed to enter into this Agreement under the terms and conditions as set out herein:

1.	Definitions and Interpretation

Definitions

1.1	In this Agreement, unless the context otherwise requires:

(a)	“Approval Documentation” means evidence reasonably satisfactory to the Purchaser that Vendor’s execution, delivery and performance of this Agreement, including the sale and purchase of the Sale Shares under this Agreement, has been duly authorized by Vendors’ board of directors.

(b)	“Business Day” means a day that is not a Saturday, Sunday or a public holiday or bank holiday in Singapore.

(c)	“Charge over Shares” means the Deed of Mortgage and Charge of Shares in respect of the shares of PT Global Doctor dated as set out in Annexure 1.

(d)	“Claim” means any claim, cost, damages, debt, expense, tax, goods and services (value added) or similar tax, any related interest, expense, fine, penalty or other charge on any tax, goods and services (value added) or similar tax, or liability, loss, allegation, suit, action, demand, cause of action or proceeding of any kind provided:

(i)	it is actual ;

(ii)	it is in respect of legal or other costs, damages, expenses, fees or losses;

(iii)	it is in respect of a breach of trust or of a fiduciary or other legal duty or legal obligation; and

(iv)	it arises at law.

(e)	“Company” means Global Doctor Limited (Company No. 0698948) incorporated in Hong Kong.

(f)	“Completion” means completion of the sale and purchase of the Sale Shares under this Agreement.

(g)	“Completion Date” means 3 August 2006 or such other date as is agreed by the Parties in writing.

(h)	"Deposit” means US$50,000/- paid by the Vendor to the Escrow Agent as at the date of this Agreement.

(i)	“Escrow Agent” means Messrs Rodyk & Davidson.

(j)	“Escrow Agreement” means the Escrow Agreement dated 9 June 2006 amongst the Vendor, Purchaser and the Escrow Agent.

(k)	“Loan Agreement” means the loan agreement between MedAire and PT. Global Doctor as set out in Annexure 2.

(l)	“MedAire” means MedAire Inc., the address of its Corporate Headquarters being 80 East Rio Salado Parkway Suite 610 Tempe, Arizona 85281 USA

(m)	“Preferred Provider Agreement” means the agreement between MedAire and PT Medika Jasa Utama as set out in Annexure 3.

(n)	“PT. Global Doctor” means PT Global Doctor, a company incorporated in Indonesia and having its registered address at Jalan Pattimura 15 – Jakarta 12110 – Indonesia.

(o) “Purchase Price” means US$161,000/- (including the Deposit).

(p)	“Sale Shares” means all of the issued shares in the capital of the Company, as described in Annexure 4.

(q)	“Shareholder Guarantee” means the joint and several guarantee to be given by the shareholders of the Purchaser in favour of MedAire, as set out in Annexure 5.

(r)	“Third Party Interest” means any security interest, lease, license, option, voting arrangement, easement, covenant, notation, restriction, interest under any agreement, interest under any trust, or other right, equity, entitlement or other interest of any nature held by a third party.

(s)	“US$” means the lawful currency of the United States of America.

(t)	“Warranties” means the representations and warranties given by the Vendor under clause 5.1 and as set out in Annexure 6 and “Warranty” means any one of them.

Interpretation

1.2	In this Agreement, unless the context otherwise requires:

(a)	a reference:

(i)	to the singular includes the plural and vice versa;

(ii) to a gender includes all genders;

(iii)	to a document (including this Agreement) is a reference to that document (including any Schedules and Annexures as amended, consolidated, supplemented, novated or replaced;

(iv)	to an agreement includes any deed, agreement or legally enforceable arrangement or understanding whether written or not;

(v)	to parties means the parties to this Agreement and to a party means a party to this Agreement;

(vi) to a person (including any party) includes:

(aa)	a reference to an individual, company, body corporate, association, partnership, firm, joint venture, trust or government or agency as the case requires; and

	(bb)	the person’s successors, permitted assigns, executors and administrators;

(vii)	to a law:

(aa)	includes a reference to any constitutional provision, subordinate legislation, treaty, decree, convention, statute, regulation, rule, ordinance, proclamation, by-law, judgment, rule of common law or equity or rule of any applicable stock exchange;

(bb)	is a reference to that law as amended, consolidated, supplemented or replaced; and

(cc)	is a reference to any regulation, rule, ordinance, proclamation, by-law or judgment made under that law;

(viii)	to proceedings includes litigation, arbitration and investigation;

(ix)	to a judgment includes an order, injunction, decree, determination or award of any court or tribunal;

(x)	to time is a reference to Singapore time.

(b)	headings are for a convenience only and are ignored in interpreting this Agreement;

(c)	a warranty, representation, covenant, or obligation given or entered into by more than one person binds them jointly and severally;

(d)	if a period of time is specified and dates from, after or before, a given day or the day of an act or event, it is to be calculated exclusive of that day;

(e)	the word “including” or “includes” means “including but not limited to” or “including without limitation”;

(f)	where a word or phrase is defined, its other grammatical forms have a corresponding meaning; and

(g)	this Agreement must not be construed adversely to a party solely because that party was responsible for preparing it.

2.	Sale and Transfer of Sale Shares

2.1	This Agreement supersedes the SPA and any prior agreement between the parties whether written or oral and the SPA and any such prior agreements shall cease to have any effect as at the Commencement Date but without prejudice to any rights which have already accrued to the parties.

2.2	The Vendor hereby agrees to sell and transfer all of its rights, title and interest in and to the Sale Shares to the Purchaser and the Purchaser hereby agrees to purchase and accept transfer of the Sale Shares, and pay the Purchase Price to Vendor.

2.3	Upon the signing of this Agreement, the Escrow Agent will be authorised to release the Deposit to the Vendor. The release of the Deposit will also release the Escrow Agent from all its duties and obligations towards the Purchaser and the Vendor under the Escrow Agreement.

3.	Completion and Payments

Date and place of Completion

3.1	Completion shall take place in Singapore on the Completion Date at such place as may be agreed by the Parties, or at such other place as the Parties may agree.

Obligations of the Parties on Completion

3.2	On Completion:

	(a)	The Vendor shall:-

(i)	deliver to the Purchaser transfer forms of the Sale Shares duly executed by the registered holder in favour of the Purchaser accompanied by the relevant share certificate(s) or a statutory declaration or certificate of Lost Certificate Representation;

(ii)	deliver to the Purchaser the executed resignation of Mr James E. Lara as a Director of the Company effective from the close of the meeting referred to in clause 3.2(a)(iv), and the executed resignations of Mr James E. Lara and Miss Michelle Hanson as members of the Board of Commissioners of PT Global Doctor, effective from the Completion Date;

(iii)	deliver to the Purchaser a counterpart of the Preferred Provider Agreement duly executed by the Vendor (or its designee);

(iv)	cause a meeting of the director of the Company to be held and to obtain at that meeting:

(aa)	approval for registration of the transfers of the Sale Shares subject to payment of any stamp duty;

(bb)	the appointment of Barayani Muskita who the Purchaser nominates, and who has consented or will consent in writing to act, as director of the Company; and

(cc)	the resignation of Mr. James E. Lara as director of the Company.

(b)	The Purchaser shall:-

(i)	deliver to the Vendor a counterpart of the Preferred Provider Agreement duly executed by the Purchaser;

(ii)	provide a legal opinion from an Indonesian legal counsel on the legal status of the Purchaser and its shareholders; and

(iii)	execute and deliver to the Vendor the following documents:

	(aa) (bb) (cc)	the Loan Agreement; the Charge over Shares; and Shareholder Guarantee;

(iv)	provide to the Vendor, within 2 months from Completion, a performance guarantee issued by a reputable bank in Indonesia and which is acceptable to the Vendor, and in such form which is satisfactory to the Vendor, guaranteeing the obligations of the Purchaser under this Agreement.

3.3	Upon fulfillment by the Vendor of the requirements of Clause 3.2(a), the Purchaser will pay the Vendor the balance of the Purchase Price (ie US$111,000). The payment of this amount will be financed by PT Global Doctor accepting a loan from MedAire pursuant to the execution of the Loan Agreement. Upon receipt by the Vendor of the Deposit and the execution and delivery of the Loan Agreement and other documents referred to in Clause 3.2(b)(iii), the Purchase Price shall be deemed to be paid in full by the Purchaser.

4.	Condition Precedent

Prior to Completion, the Vendor shall fulfill (unless waived by the Purchaser) the following condition precedent:

(a)	Currently there is an intercompany loan of US$826,800.54 due from PT Global Doctor in Indonesia to Global Doctor Services. The final amount of this loan will be assigned by Global Doctor Services to the Company.

5. Warranties

Warranties

5.1	The Vendor represents and warrants to the Purchaser that each statement contained in Annexure 6 is now and will at Completion be true, accurate and not misleading in all material respects.

5.2	Each Warranty is separate and independent and other than as expressly provided is not limited by reference to any other Warranty or provision of this Agreement.

No reliance and waiver by Purchaser

5.3	The Purchaser acknowledges and agrees that:

(a)	in purchasing the Sales Shares, except for the Warranties, it has not relied on any information, representations, warranties, terms, conditions or statements (whether express, implied, written, oral, collateral, statutory or otherwise) concerning the Company (collectively Statements) and all such Statements are excluded to the maximum extent permitted by law; and

(b)	it will not make, and waives any right it may have to make, any Claim against Vendor or any of its representatives under any applicable laws or any US law (including without limitation any US securities law or Nevada corporations law), for any Statement made in relation to this Agreement or the transactions contemplated by it.

Time Limit for Claims

5.4	Any liability of the Vendor under the Warranties will cease 12 months after Completion, except for matters which have been the subject of a bona fide and substantiated written claim made by the Purchaser to the Vendor before the expiry of the 12-month period and for which legal proceedings are commenced either in a Court of competent jurisdiction in Singapore (governing law of this Agreement) or Hong Kong (place of incorporation of the Company) within that 12-month period.

Minimum limit on Claims

5.5	The Vendor will not be liable to the Purchaser for any Claim with respect to a matter unless the amount of the Claim exceeds US$3,000, in which case the Vendor will only be liable for the excess over US$3,000.

5.6	The Vendor’s maximum liability to the Purchaser howsoever arising, including for all breaches of this Agreement (including, without limitation, liability in relation to a Warranty), is US$50,000.

Third Party Recovery

5.7	If the Purchaser or the Company is entitled to recover any sums (whether by payment, discount, credit or otherwise) from any third party in relation to any matter about which a Claim could be made against the Vendor by the Purchaser, the Vendor is not liable to the Purchaser for that Claim unless:

(a)	the Purchaser makes or causes the Company to make a demand against that third party and diligently pursues that demand to obtain an appropriate remedy for that demand before making any Claim, and any sum recovered will reduce the amount of that Claim; and

(b)	the Purchaser assigns to the Vendor the benefit of any debts, claims or other choses-in-action for which and to the extent that the Vendor has satisfied a Claim by the Purchaser against the Vendors.

Right to Reimbursement

5.8	The Purchaser must reimburse to the Vendor an amount equal to any sum paid by the Vendor about any Claim which is subsequently recovered by or paid to the Purchaser by any third party (including any insurer).

Survival

5.9 Clauses 5.3 to 5.8 will survive any termination of this Agreement

6. Post-Completion Obligations

Management of MedAire’s clients after Completion

6.1	The parties agree to working together in good faith to continue after Completion to coordinate the management of those of the MedAire’s clients which as at Completion have operations in Indonesia.

Access to information and assistance

6.2	The Purchaser undertakes to provide the Vendor with access to and copies of any of the book and records which the Vendor requires for legal, auditing or tax purposes, and to provide the Vendor with such information and assistance as the Vendor or its auditor reasonably requires to comply with any legal or reporting obligations, including any tax filings, or to complete the calendar year in which Completion occurs.

7.	Disclosures and Announcements

Provisions to remain confidential

7.1	A party must not disclose or announce to any person the negotiations leading to this Agreement or the provisions of this Agreement except:

(a)	to those of its employees, officers, professional or financial advisers and bankers as the party reasonably thinks necessary but only on a strictly confidential basis; and

(b)	if disclosure is required by law: The parties acknowledge that Vendor intends to file a copy of this Agreement with the U.S. Securities and Exchange Commission and the Australian Stock Exchange.

Survival of obligations

7.2	This clause 7 will survive any termination of this Agreement.

8. Notices

Requirements

8.1	All notices must be in legible writing and in English, and addressed to the recipient at the address or facsimile number set out below or to such other address or facsimile number as that party may notify to the other party:

To the Vendor:
Address:
C/o 80 East Rio Salado Parkway, Suite 610, Tempe, Arizona 85281, USA
Attention: Mr James E. Lara
Facsimile no: 480 333 3831

To the Purchaser:
Address:
Jalan Pattimura 15 – Jakarta 12110 — Indonesia
Attention:
Rama T. Muskita
Facsimile no: +62-21-72800918

Receipt

8.2	Without limiting any other means by which a party may be able to prove that a notice has been received by another party, a notice will be deemed to be duly received:

(a)	if sent by hand when left at the address of the recipient;

(b)	if sent by pre-paid post, 10 days (if posted from one country to another) after the date of posting; or

(c)	if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the whole facsimile was sent to the recipient’s facsimile number;

but if a notice is served by hand, or is received by the recipient’s facsimile on a day which is not a Business Day, or after 5.00 pm on a Business Day, recipient’s local time, the notice is deemed to be duly received by the recipient at 9.00 am on the first business day after that day.

9. General Provisions

9.1	Each party shall bear its own costs, expenses and taxes which incurred by it in connection with this Agreement.

Invalid or unenforceable provisions

9.2	If a provision of this Agreement is invalid or unenforceable in a jurisdiction:

(a)	it is to be read down or severed in that jurisdiction to the extent of the invalidity or unenforceability; and

(b)	it does not affect the validity or enforceability of:

(i) that provision in another jurisdiction; or

(ii)	the remaining provisions.

Waiver and exercise of rights

9.3	A waiver by a party of a provision or of a right under this Agreement is binding on the party granting the waiver only if it is given in writing and is signed by the party or an officer of the party granting the waiver.

9.4	A waiver is effective only in the specific instance and for the specific purpose for which it is given.

9.5	A single or partial exercise of a right by a party does not preclude another or further exercise of that right or the exercise of another right.

9.6	Failure by a party to exercise or delay in exercising a right does not prevent its exercise or operate as a waiver.

Amendment

9.7	This Agreement may be amended only by a document signed by both parties.

Counterparts

9.8	This Agreement may be signed in counterparts and all counterparts taken together constitute one document.

Further assurances

9.9	Each party must, at its expense, whenever requested by the other party, promptly do or arrange for others to do everything reasonably necessary to give full effect to this Agreement and the transactions contemplated by this Agreement.

Assignment

9.10	A party must not transfer, assign, create an interest in or deal in any other way with any of its rights under this Agreement without the prior written consent of the other party.

Entire agreement

9.11	This Agreement together with the other related documents constitutes a complete and exclusive statement of the terms of the sale and purchase of the Sale Shares. However, if there is any discrepancies or differences in the provisions of this Agreement and the other related documents, including without limitation, the differences in interpretation, then the provisions of this Agreement shall prevail. This Agreement shall be made in two (2) copies and each copy has equal legal effect

Jurisdiction

9.12	Each party irrevocably and unconditionally:

(a)	submits to the non-exclusive jurisdiction of the courts of Singapore; and

(b)	waives any claim or objection based on absence of jurisdiction or inconvenient forum,

Governing law

9.13	This Agreement is governed by and construed in accordance with the laws of the Republic of Singapore.

10. Intellectual Property

10.1	The Purchaser acknowledges and agrees that all trademarks, service marks, trade names, trade dress and other intellectual property used by MedAire, the MedAire group of companies and/or their respective affiliates, and “MedAire”, are proprietary to the MedAire, the MedAire group of companies and/or their respective affililates, and the Purchaser shall not use any or all of them in whatsoever manner, except as provided in clause 10.2 below.

10.2	Subject to Completion, the Purchaser shall have the right to use the “Global Doctor” name exclusively in Indonesia. The Purchaser shall, and shall procure that the Company shall, use such reference in the form and manner, and with appropriate legends, as prescribed from time to time by MedAire, the MedAire group of companies and/or their respective affiliates.

The Vendor shall procure that MedAire shall also allow the Company to use the phrase: “A MedAire Affiliated Company”. The Company shall use such reference in the form and manner, and with appropriate legends, as prescribed from time to time by MedAire. The Company shall not use such reference in connection with any other trademarks, service marks or logos or tradenames without the approval of MedAire. Any use of such reference or of statements that imply endorsement, affiliation, certification or other relationship – where none exists – are strictly prohibited. MedAire may terminate Company’s right to use such reference if any use thereof is in a manner not approved by MedAire or not in accordance with MedAire’s guidelines for use or is in any way disparaging, diluting or adversely affecting the goodname or validity of MedAire’s trademarks. The right by Company to use such reference shall automatically terminate upon the termination or expiration of this Agreement.

10.3	The Purchaser shall have no time limitation on the right to use the “GLOBAL DOCTOR” name exclusively in Indonesia, and the use of the name as mentioned in article 10.2 above can be implemented by the Purchaser in any business, products, services, brands, and others.

10.4	The Vendor will transfer its ownership of the name “GLOBAL DOCTOR” to the Purchaser for use in Indonesia, and if necessary ,such transfer of ownership will be made by the Parties in separate agreement..

10.5	If necessary, the parties agree to work together to execute any legal documentation regarding the transfer of ownership of the name “GLOBAL DOCTOR” to the Purchaser.

IN WITNESS WHEREOF, the Parties have executed and delivered this Agreement as of the date first written above.

Signed by Mr James E. Lara for and on behalf of

The Vendor / MAJOR RICH LIMITED
by its duly authorized representative
in the presence of:

Signature of witness

Signed by Mr Rama T. Muskita for and on behalf of
The Purchaser / PT MEDIKA JASA UTAMA
by its duly authorized representative
in the presence of:

Signature of witness

Annexure 4

The Vendor and the Sale Shares

Company	Number (and %) of shares held by Vendor	Class of share

Global Doctor Ltd, Hong Kong	2 shares of HKD 1.00 each (100%)	Ordinary

Annexure 6

Representations and Warranties of The Vendor

Incorporation

1.1	The Vendor represents and warrants to the Purchaser, as of the date of this Agreement and as of the Completion Date, as follows:

(a) Corporate Existence

The Vendor is a limited liability company established under and by virtue of the laws of Hong Kong and domiciled in Hong Kong and has obtained all the necessary approval, licenses and every registration required by the applicable laws in the country where the Vendor domiciles to carry out its business and specially in this case, without limitation, the execution of this Agreement and other related documents.

(b) Due Authorization, Execution and Delivery; Enforceability

(i)	The Vendor has the requisite power and authority to execute and deliver this Agreement, to perform the Vendor’s obligations under this Agreement and all other documents envisaged hereunder and to consummate the transaction documents to be performed by the Vendor hereby.

(ii)	The execution and delivery of, and the performance by the Vendor of its obligations under, this Agreement will not:

(aa)	result in a breach of any provision of its memorandum or articles of association; or

(bb)	result in a breach of or give any third party a right to terminate or modify, or result in the creation of any encumbrance under any agreement, license or other instrument or result in a breach of any order, judgment or decree of any court, governmental agency or regulatory body to which it is a party or by which it or any of its assets is bound.

(cc)	The Vendor agrees, represents and warrants that the Purchaser shall not be liable for any claims that may arise in connection with the sale of Sale Shares from any third parties or whatsoever.

(dd)	The Vendor declares that there are no actions, suits or proceedings pending or, threatened, against or affecting Vendor before any court or administrative body or arbitral tribunal that might materially adversely affect the ability of Vendor to meet and carry out its obligations under this Agreement.

Sale Shares

1.2	The Vendor represents and warrants to the Purchaser that it is the legal and beneficial owner of the sale Shares and it is duly authorized to sell and transfer of the Sale Shares to the Purchaser free from all charges, liens and encumbrances.

1.3	The Sale Shares are fully paid and are all of the issued shares in the capital of the Company.